Exhibit 99.1
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

JEFFREY EDELMAN, JAYSEN
STEVENSON, and CHRISTIAN JACOBSEN,
Derivatively on Behalf of CareDx, Inc.,

        Plaintiffs,

    v.

GEORGE BICKERSTAFF, FRED COHEN,
CHRISTINE COURNOYER, GRACE E.
COLÓN, ANKUR DHINGRA, MICHAEL D.
GOLDBERG, WILLIAM HAGSTROM,
PETER MAAG, REGINALD SEETO, RALPH
SNYDERMAN, ARTHUR A. TORRES, and
HANNAH VALANTINE,

        Individual Defendants,

    -and-

CAREDX, INC.,

        Nominal Defendant.
Case No. 3:25-cv-02036-TLT (Shareholder Derivative Action) NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:    ALL OWNERS OF THE COMMON STOCK OF CAREDX, INC. (“CAREDX” OR THE “COMPANY”) CURRENTLY AND AS OF SEPTEMBER 26, 2025, EXCLUDING DEFENDANTS AND ANY ENTITY IN WHICH THEY HAVE A CONTROLLING INTEREST AND OFFICERS AND DIRECTORS OF THE COMPANY AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS (“CURRENT CAREDX SHAREHOLDERS”):
THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A CURRENT CAREDX SHAREHOLDER, THIS NOTICE CONTAINS

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

IMPORTANT INFORMATION ABOUT YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.
THIS NOTICE PROVIDES ONLY A SUMMARY OF THE MATERIALS TERMS OF THE SETTLEMENT AND RELEASES. FOR THE FULL TERMS AND CONDITIONS OF THE SETTLEMENT, PLEASE REVIEW THE STIPULATION, WHICH, TOGETHER WITH ITS EXHIBITS AND THIS NOTICE, IS AVAILABLE ON CAREDX’S INVESTOR RELATIONS WEBSITE.
PLEASE NOTE THAT THERE IS NO CLAIMS PROCESS, AND NO INDIVIDUAL STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT DESCRIBED BELOW. STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.
A federal court authorized this Notice. This is not a solicitation from a lawyer.
WHY THE COMPANY HAS ISSUED THIS NOTICE
1.The purpose of this Notice is to explain the above-captioned shareholder derivative action brought on behalf and for the benefit of CareDx styled, Edelman et al. v. Bickerstaff et al., Case No. 3:25-cv-02036-TLT (N.D. Cal.) (the “Derivative Action”), the terms of the proposed settlement of the Derivative Action and the shareholder derivative action pending in the Court of Chancery for the State of Delaware entitled Edward W. Burns IRA v. Goldberg, et al., Case No. 2024-0282-NAC (Del. Ch.) (the “Burns Action”), and how the proposed settlement (the “Settlement”) affects the legal rights of CareDx stockholders.1
2.The Derivative Action is a stockholder derivative suit. In a stockholder derivative suit, one or more persons or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In the Derivative Action, Derivative Plaintiffs have filed suit against Defendants on behalf of and for the benefit of CareDx.
3.This Notice is provided by Order of the United States District Court for the Northern District of California (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement and your rights related thereto. The terms of the proposed Settlement are set forth in a written
1 Although filed only in the Derivative Action, the Settlement also resolves the claims in the action presently pending in the Burns Action.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

Stipulation of Settlement, dated September 26, 2025 (the “Stipulation”).2 A link to the Notice and Stipulation and exhibits thereto may be found at https://investors.caredx.com/investor-relations.
4.A hearing will be held on June 30, 2026, at 2:00 p.m, before the Honorable Trina L. Thompson, at the United States District Court for the Northern District of California, San Francisco Courthouse, Courtroom 9, 19th Floor, 450 Golden Gate Avenue, San Francisco, CA 94102 (the “Settlement Hearing”), at which the Court will: (a) determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate, and in the best interests of CareDx and its stockholders; (b) determine whether the notice provided fully satisfies the requirements of Rule 23.1 and due process; (c) determine whether a judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing the Derivative Action with prejudice against Defendants; (d) determine whether the motion by Plaintiffs’ Counsel for attorneys’ fees and expenses should be approved (the “Fee and Expense Application”); (e) hear and determine any objections to the Settlement or Plaintiffs’ Counsel’s Fee and Expense Application; and (f) consider any other matters that may properly be brought before the Court in connection with the Settlement. You have an opportunity to be heard at this hearing, as described further in paragraphs 29-37 below.
RELEVANT BACKGROUND OF THE LITIGATION
THE FOLLOWING DESCRIPTION OF THE DERIVATIVE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT PRESIDING OVER THE ACTION HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY ANY COURT OF FINDINGS OF FACT.
Summary of Plaintiffs’ Allegations
5.CareDx is a Delaware corporation with its principal executive offices located in Brisbane, California. CareDx is a diagnostics company that provides services and products to the organ transplant recipient community, offering diagnostic testing services, products, and digital healthcare software for transplant patients and care providers.
6.Plaintiffs allege that the Individual Defendants caused the Company to issue materially false and misleading statements regarding testing services and that certain CareDx officers engaged in a number of improper and illegal schemes to inflate testing services revenue. Plaintiffs allege that the Individual Defendants breached their fiduciary duties by failing to correct these allegedly false and misleading statements, and that they failed to maintain an adequate system of oversight, disclosure controls and procedures, and internal controls over financial reporting. Finally, Plaintiffs allege that the alleged false and misleading statements exposed the Company to significant reputational harm and financial damages. Defendants vigorously dispute Plaintiffs’ allegations and deny that the claims have merit.
2 Capitalized terms not otherwise defined shall have the same meanings set forth in the Stipulation, a copy of which has been filed with the Court. This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation available at https://investors.caredx.com/investor-relations.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

7.In addition, the Company (together with a number of its current and former officers and directors, all of whom are defendants in the Derivative Action) was sued in this Court for violations of the federal securities laws in connection with the issuance of alleged materially false and misleading statements and/or omissions concerning the Company’s allegedly false and misleading statements regarding its testing services by a putative shareholder on behalf of a purported class of investors in an action entitled Plumbers & Pipefitters Local Union #295 Pension Fund v. CareDx, Inc. et al, Civ. No. 3:22-cv-03023-TLT (N.D. Cal.) (the “Securities Class Action”).
Procedural History
8.On September 21, 2022, plaintiff Edelman filed a Verified Stockholder Derivative Complaint in the Northern District of California, captioned Edelman v. Goldberg et al., Case No. 3:22-cv-5379.
9.On February 7, 2023, plaintiff Stevenson filed a Verified Stockholder Derivative Complaint in the Northern District of California, captioned Stevenson v. Bickerstaff et al., Case No. 3:23-cv-00557.
10.On March 9, 2023, the Court issued an Order consolidating the Edelman and Stevenson actions (the “Consolidation Order”) styled In re CareDx, Inc. Derivative Litigation under the Edelman case number (the “Consolidated Derivative Action”).
11.On February 8, 2024, plaintiff Jacobsen filed a Verified Stockholder Derivative Complaint in the Northern District of California, captioned Jacobsen v. Bickerstaff et al., Case No. 3:24-cv- 00776. Pursuant to the Consolidation Order, the Jacobsen action was consolidated with and into the Consolidated Derivative Action.
12.On March 14, 2023, the Edward W. Burns IRA (“Burns”) sent CareDx a demand to inspect certain Company books and records pursuant to 8 Del. C. § 220.
13.On March 20, 2024, Burns filed a stockholder derivative action on behalf of CareDx styled Edward W. Burns IRA v. Goldberg, et al., Case No. 2024-0282-NAC (Del. Ch.), in the Court of Chancery for the State of Delaware alleging breach of fiduciary duties, unjust enrichment, aiding and abetting breaches of fiduciary duty, and waste of corporate assets against certain directors and officers of CareDx.
14.On November 4, 2024, consolidated plaintiffs and Defendants entered into a letter agreement providing, among other things, that consolidated plaintiffs would agree to dismiss the Consolidated Derivative Action without prejudice and that consolidated plaintiffs could re-file the Consolidated Derivative Action in the event that the Court denied any part of the defendants’ motion in the Securities Class Action.
15.On November 7, 2024, the Court issued an order dismissing the Consolidated Derivative Action without prejudice pursuant to the parties’ stipulation.
16.On February 18, 2025, the Court denied defendants’ motion to dismiss the Securities Class Action.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

17.On February 26, 2025, Derivative Plaintiffs filed the Derivative Action against the Individual Defendants, certain directors and officers of CareDx, alleging breaches of fiduciary duty, unjust enrichment, insider trading, and violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in this Court.
Settlement Negotiations
18.On April 1, 2025, the Parties engaged in a mediation before the Hon. Gary Feess (Ret.) of Phillips ADR Enterprises. Following the mediation, and over the course of several months, the Parties engaged in extensive arm’s-length negotiations in an effort to resolve the Derivative Action. In July 2025, the Parties reached an agreement in principle on the material terms of a settlement, consisting of significant corporate governance reforms to be implemented and maintained by CareDx.
19.On September 9, 2025, the Parties participated in a mediation session before Jed D. Melnick, Esq., a nationally regarded JAMS mediator, to mediate the attorneys’ fee negotiation. The mediation was unsuccessful. The Parties finalized the Settlement without an attorneys’ fees component. On September 26, 2025, the Parties executed the Stipulation. If the Court preliminarily approves the Settlement, Plaintiffs’ Counsel intends to file a Fee and Expense Application simultaneously with Plaintiffs’ motion for final approval of the Settlement, which Defendants intend to oppose. The Court will determine whether to approve Plaintiffs’ Counsel’s Fee and Expense Application or some other amount the Court deems appropriate.
PLAINTIFFS’ CLAIMS AND THE BENEFITS OF THE SETTLEMENT; DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
20.Plaintiffs commenced the Derivative Action in good faith and continue to believe that their derivative claims have legal merit, and the entry by the Plaintiffs into the Stipulation is not an admission as to lack of any merit of any derivative claims asserted or that could be asserted in the Derivative Action. Plaintiffs and Plaintiffs’ Counsel believe that the claims raised in the Derivative Action have merit and that their investigations support the claims. Without conceding the merit of any of the Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Settlement also resolves all claims asserted in the Burns Action. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Action against Defendants through trial(s) and through possible appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as would be entailed by the Derivative Action, the difficulties and delays inherent in such litigation, the cost to the Company – on behalf of which Plaintiffs filed the Derivative Action – and distraction to the management of CareDx that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs and Plaintiffs’ Counsel believe to be the significant benefits conferred upon the Company as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and the Company, and have agreed to settle the Derivative Action upon the terms and subject to the conditions set forth in the Stipulation.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

21.Each of the Defendants has expressly denied, and continues to deny, that he, she or it committed any breach of duty, breached any other law, or engaged in any of the wrongful acts alleged in the Derivative Action or the Burns Action, expressly maintains that he, she or it diligently and scrupulously complied with his, her or its fiduciary and other legal duties, to the extent such duties exist, and further believes that the Derivative Action and the Burns Action are without merit. Nonetheless, Defendants have concluded that further litigation of the Derivative Action or the Burns Action would be protracted, burdensome, and expensive, and that it is desirable and beneficial to them that they secure releases to the fullest extent permitted by law and that the Derivative Action and the Burns Action be fully and finally settled and terminated in the manner and upon the terms and conditions set forth in the Stipulation. As set forth further in the Stipulation, neither the Settlement nor any of the terms of the Stipulation shall be construed or deemed to be evidence of or constitute an admission, concessions, or finding of any fault, liability, wrongdoing, or damage whatsoever or the infirmity in the defenses that Defendants have, or could have, asserted.
22.The Parties wish to settle and resolve the claims asserted by Plaintiffs in the Derivative Action and in the Burns Action, and the Parties have, following arm’s-length negotiations, reached an agreement in principle as set forth in the Stipulation, providing for the settlement of the Derivative Action and the Burns Action on the terms and subject to the conditions set forth below. The Parties believe the Settlement is in the best interests of the Parties and CareDx.
TERMS OF THE PROPOSED SETTLEMENT
23.The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation and its accompanying Exhibits, which have been filed with the Court and are available at https://investors.caredx.com/investor-relations.
24.As a result of the negotiations between and among the Parties, in consideration for the full settlement and release of the Released Claims, and upon Final Approval, CareDx will implement the Corporate Governance Reforms described below and reflected in Exhibit A to the Stipulation. Defendants acknowledge that Plaintiffs caused CareDx’s adoption, implementation, and maintenance of the Corporate Governance Reforms. The Corporate Governance Reforms shall remain in effect for a period of not less than four (4) years; provided, however, that the Corporate Governance Reforms shall not be binding upon any successor or acquirer of CareDx in the event of a change in control or upon any divested business. Defendants acknowledge and agree that the Corporate Governance Reforms are significant and confer substantial benefits upon CareDx and its shareholders.
Audit Committee Enhancement: The Audit Committee shall conduct executive sessions on no less frequently than a quarterly basis with the auditor, SOX lead, and CFO to discuss any topics relevant to fulfilling its responsibilities, including, as applicable: (i) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, or liquidity; and (ii) any other matter required to be disclosed under state and federal securities laws and regulations, soliciting input, as needed, from the Disclosure Committee (defined below).

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

Disclosure Committee: The Company shall create a management-level disclosure committee (the “Disclosure Committee”) consisting of the CEO, CFO, GC, Chief Medical Officer, and VP of Corporate Communications, to provide strategic oversight of the Company’s external communications, including, earnings transcripts, SEC filings, press releases, investor presentations, scientific publications, and corporate communications, to ensure alignment to strategic objectives and compliance with applicable law. The Disclosure Committee shall also meet with functional leaders that are not members of the Committee, as necessary, to establish clear communications of strategic objectives and assess strategic communications planning with respect to public reporting on matters that have a potential impact on customers, investors, media, and the general public. The Disclosure Committee shall meet not less than quarterly, and the chairman of the Disclosure Committee (or designee thereof) shall report to the full Board not less than quarterly.
Compliance Review: The Company shall engage outside counsel by no later than the end of the first fiscal quarter of 2026 to provide an independent compliance assessment, focusing, in particular, on the Company’s compliance with applicable health care laws, including the False Claims Act, Stark Law, and Anti-Kick Back Statute. As part of this assessment, counsel shall recommend any compliance-related reforms and enhancements. The Company shall provide a budget of $250,000 for this assessment. Following this assessment, the Company shall use its reasonable best efforts to implement these enhancements and provide for an annual budget for the fiscal years 2027 and 2028 of not less than $250,000 per year in connection with the implementation and monitoring of the enhancements and related compliance and risk mitigation initiatives. The Company shall update the full Board concerning the status of the compliance review as part of the General Counsel’s Quarterly Compliance Report (discussed below).
Annual Risk Assessment: The Company, with the participation of the General Counsel or his or her designee, shall, on an annual basis, conduct a risk assessment and report to the Board of Directors any material risks to the Company, including any material risks related to compliance with applicable laws and regulations, and identify actual and potential steps to mitigate material known risks.
Executive Training: The Company shall require annual training for officers and directors on risk assessment, compliance with laws and regulations concerning public disclosures regarding the company, legal and regulatory updates pertinent to their responsibilities, and healthcare compliance matters (including relevant healthcare laws and regulations and best practices for sales, marketing, and billing).

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

Quarterly Compliance Report: The General Counsel shall, on a quarterly basis, provide updates to the Board of Directors on the continued development and work of CareDx’s compliance program.
PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES
25.Defendants acknowledge that Plaintiffs’ Counsel are entitled to seek an award of attorneys’ fees and litigation expenses in connection with the Derivative Action and the Settlement.
26.After negotiating the principal terms of the Settlement, the Parties, acting by and through their respective counsel, with the assistance of a nationally recognized neutral mediator, separately negotiated the attorneys’ fees and expenses CareDx would pay or cause to be paid to Plaintiffs’ Counsel based on the substantial benefits conferred upon CareDx by the Settlement. The parties were unable to reach an agreement as to Plaintiffs’ Counsel’s attorneys’ fees and expenses. The parties have finalized the Stipulation without an attorneys’ fees component. Plaintiffs’ Counsel will file a Fee and Expense Application to the Court simultaneously with Plaintiffs’ separate motion for final settlement approval. Plaintiffs’ Counsel intends to seek an award of attorneys’ fees, reimbursement of expenses, and service awards, if any, for Plaintiffs and Plaintiffs’ Counsel in an amount not to exceed $1.2 million, subject to the Court’s approval. Defendants intend to oppose the Fee and Expense Application. Plaintiffs’ Counsel may apply to the Court for the service award of up to $2,500 for each of the Plaintiffs in recognition of Plaintiffs’ participation and efforts in the prosecution of the Derivative Action, to be paid from any award of fees and expenses to Plaintiffs’ Counsel’s approved by the Court. The amount of attorneys’ fees and expenses awarded will be within the sole discretion of the Court.
27.The Parties further stipulated that the Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the Fee and Expense Application. The failure of the Court to approve the requested Fee and Expense Application, in whole or in part, shall have no effect on the Settlement, and final resolution by the Court of the requested Fee and Expense Application shall not be a precondition to the dismissal of the Derivative Action.
28.The Court will ultimately determine the amount of any fee and expense award to Plaintiffs’ Counsel. Any Court-approved fee and expense award will be payable by the Defendants. CareDx stockholders are not personally liable for any such fees or expenses.
DISMISSAL AND RELEASES
29.If the Settlement is preliminarily approved, the Parties will request that the Court grant Final Approval of the Settlement.
30.Upon Final Approval, Plaintiff Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Defendants from any and all of Plaintiffs’ Released Claims.
31.Upon Final Approval, Defendant Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally, and forever release,

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

relinquish, settle and discharge each and all of the Released Plaintiffs from any and all of Defendants’ Released Claims.
32.“Plaintiffs’ Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, asserted or unasserted, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, that Plaintiff Releasing Parties asserted or could have asserted on behalf of nominal defendant CareDx Inc. in the Derivative Action in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (i) the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Defendants, relating in any way to any agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Derivative Action, or (ii) the commencement, prosecution, defense, mediation or settlement of the Derivative Action; provided, however, for the avoidance of doubt, that Plaintiffs’ Released Claims shall not include any claims to enforce this Settlement.
33.“Defendants’ Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, asserted or unasserted, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, which were or which could have been asserted by any of the Defendant Releasing Parties in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (a) the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Plaintiffs, relating in any way to any agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Derivative Action, or (b) the commencement, prosecution, defense, mediation or settlement of the Derivative Action; provided, however, for the avoidance of doubt, that Defendants’ Released Claims shall not include any claims to enforce the Settlement.
34.“Unknown Claims” means any Released Claim which the Releasing Party does not know or suspect exist in his, her, or its favor at the time of the Released Claims as against the Released Parties, including without limitation those which, if known by him, her or it, might have affected his, her or its release of the Released Parties or decision(s) to enter into or object to the Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, the Parties shall expressly waive, and each Releasing Party shall, by operation of the Order and Final Judgment, be deemed to have expressly waived, any and all provisions, rights, and benefits conferred by California Civil Code § 1542 and any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542, which provides:

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
The Parties acknowledge that they may hereafter discover facts, legal theories or authorities in addition to or different from those which they or their respective counsel now know or believe to be true with respect to the subject matter of the Released Claims or that, had they known, may have affected their decision to enter into this Stipulation, but they are notwithstanding this potential entering into this Stipulation and intend it to be a full, final, and permanent resolution of the matters at issue in the Derivative Action. The Parties acknowledge, and each Releasing Party shall, by operation of law, be deemed to have acknowledged, that the foregoing waiver and the inclusion of the “Unknown Claims” in the definition of the Plaintiffs’ Released Claims and Defendants’ Released Claims were separately bargained for and was a material element of the Settlement.
35.“Released Claims” means Plaintiffs’ Released Claims and Defendants’ Released Claims.
36.“Plaintiff Releasing Parties” means Plaintiffs, Burns, CareDx, Plaintiffs’ Counsel, and each and every CareDx stockholder derivatively on behalf of CareDx, and their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal or legal representatives, parents, subsidiaries, employees, affiliates, partners, investors, advisors, insurers, and assigns.
37.“Defendant Releasing Parties” means Defendants, Defendants’ Counsel, and their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal representatives, representatives, parents, subsidiaries, affiliates, partners, investors, advisors, and assigns.
38.“Releasing Parties” means the Plaintiff Releasing Parties and the Defendant Releasing Parties.
39.“Released Plaintiffs” means Plaintiffs, Plaintiffs’ Counsel, Burns, and any and all of their former, current or future agents, parents, controlling persons, general or limited partners, members, managers, managing members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, successors in interest, assigns, insurers, reinsurers, consultants, other personal or legal representatives, servants, respective past or present family members, spouses, agents, fiduciaries, partners, corporations, direct or indirect affiliates, bankers, estates, and advisors.
40.“Released Defendants” means: (a) Defendants, including nominal defendant CareDx, and any and all of their and CareDx’s respective former, current, or future agents, parents, controlling persons, general or limited partners, members, managers, managing

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, successors in interest, assigns, insurers, reinsurers, consultants, other personal or legal representatives and servants; (b) for each and all of the persons identified in the foregoing clause, any and all of their respective past or present trusts, foundations, investors, insurers, reinsurers, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, parents, controlling persons, subsidiaries, divisions, direct or indirect affiliates, associated entities, stockholders, members, managing members, managing agents, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys in fact, counsel, accountants and associates that are not natural persons; (c) for each and all of the persons identified in the foregoing clauses of this Section that are not natural persons, any and all of their respective past or present trustees, agents, employees, fiduciaries, partners, controlling persons, principals, officers, managers, directors, managing directors, members, managing members, managing agents, financial or investment advisors, advisors, consultants, brokers, dealers, lenders, attorneys in fact, counsel, accountants, and associates who are natural persons; (d) for each and all of the persons identified in the foregoing clauses of this Section that are not natural persons, their respective successors and assigns; (e) for each and all of the persons identified in the foregoing clauses of this Section who are natural persons, all their past or present family members or spouses, and the heirs, executors, estates, administrators, personal or legal representatives, assigns, beneficiaries, and distributees of any of the foregoing; and (f) Defendants’ Counsel.
41.“Released Parties” means the Released Plaintiffs and the Released Defendants.
SETTLEMENT HEARING
42.On June 30, 2026, at 2:00 p.m, the Settlement Hearing will be held before the Honorable Trina L. Thompson, at the United States District Court for the Northern District of California, San Francisco Courthouse, Courtroom 9, 19th Floor, 450 Golden Gate Avenue, California, CA 94102. At the Settlement Hearing, the Court will: (a) determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate, and in the best interests of CareDx and its stockholders; (b) determine whether the notice provided fully satisfies the requirements of Rule 23.1 and due process; (c) determine whether a judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing the Action with prejudice against Defendants; (d) determine whether Plaintiffs’ Counsel’s Fee and Expense Application should be approved; (e) hear and determine any objections to the Settlement or Plaintiffs’ Counsel Fee and Expense Application; and (f) consider any other matters that may properly be brought before the Court in connection with the Settlement.
43.Please Note: The date and time of the Settlement Hearing may change without further written notice to CareDx stockholders, or the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow CareDx stockholders to appear at the hearing by telephone or video, without further written notice to CareDx stockholders. Before making any plans to attend the Settlement Hearing, and in order to determine whether the date and time of the Settlement Hearing have changed, or whether CareDx stockholders must or may participate by telephone or video, it is important to monitor the Court’s docket and the following website: https://investors.caredx.com/investor-relations. Any updates regarding the Settlement Hearing, including any changes to the date or time of the

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted at https://investors.caredx.com/investor-relations. Also, if the Court requires or allows CareDx stockholders to participate in the Settlement Hearing by telephone or videoconference, the information needed to access the conference will be posted at https://investors.caredx.com/investor-relations.
44.Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and all CareDx stockholders are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any action asserting any of the Released Claims, either directly, representatively, derivatively, or in any other capacity, against Defendants or any of the Released Parties.
RIGHT TO ATTEND SETTLEMENT HEARING
45.Any current CareDx stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court, however, will consider any submission made in accordance with the provisions below, even if you do not attend the Settlement Hearing.
46.The Court has the right to change the hearing date or time without further notice or to hold it telephonically or via another remote process. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current shareholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.
RIGHT TO OBJECT TO THE PROPOSED SETTLEMENT AND PROCEDURES FOR DOING SO
47.Any current CareDx stockholder may appear and show cause, if he, she or it has any reason why the Settlement should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why the separately negotiated attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.
48.You may not object to the Settlement or Plaintiffs’ motion for an award of attorneys’ fees and expenses if you are not a CareDx stockholder.
You Must Make Detailed Objections in Writing
49.Any objections must be presented in writing and must contain the following information:
a.Your name, legal address, e-mail address, and telephone number;
b.The case name and number;
c.Proof of current ownership of CareDx common stock, including the number of shares and documentary evidence of when such stock

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

ownership was acquired, with such ownership having existed on or before September 26, 2025;
d.The date(s) you acquired your CareDx shares;
e.A written detailed statement of each objection being made that states with specificity the grounds for the objection, including any legal and evidentiary support you wish to bring to the Court’s attention;
f.Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and
g.Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
50.The Court may, in its sole discretion, consider any objection that does not substantially comply with these requirements.
You Must Timely Deliver Written Objections to the Court
51.All written objections and supporting papers must be submitted to the Court either by mailing them to:
Office of the Clerk
UNITED STATES DISTRICT COURT
450 Golden Gate Avenue
San Francisco, CA 94102
OR by filing them in person at any location of the United States District Court for the Northern District of California.
52.YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN June 9, 2026. QUALIFYING SHAREHOLDERS MAY APPEAR, BY COUNSEL OR ON THEIR OWN BEHALF, TO BE HEARD IN SUPPORT OF OR OPPOSITION TO THE SETTLEMENT AGREEMENT AND BY FILING A NOTICE OF INTENTION TO APPEAR NO LATER THAN JUNE 9, 2026.
53.Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.
54.Your written objection and notice of appearance must also be mailed and e-mailed to the following individuals and received no later than twenty-one (21) calendar days prior to the Settlement Hearing:
Plaintiffs’ Counsel:
Correy A. Suk
Levi & Korsinsky, LLP

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com

Erica L. Stone
The Rosen Law Firm, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Email: estone@rosenlegal.com

Melissa A. Fortunato
Bragar Eagel & Squire, P.C.
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Email: fortunato@bespc.com

Defendants’ Counsel:

Charles D. Cording
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000
ccording@willkie.com
55.Unless the Court orders otherwise, any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and shall be bound by the Final Judgment to be entered and the releases to be given.
HOW TO OBTAIN ADDITIONAL INFORMATION
56.This Notice summarizes the Stipulation. It is not a complete statement of the events of the derivative litigation or the Settlement contained in the Stipulation.
57.You may inspect the Stipulation and other papers in the Derivative Action at the United States District Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the Northern District of California, 405 Golden Gate Avenue, San Francisco, CA 94102. However, you may also contact counsel listed below to obtain a copy of the Stipulation. The Clerk’s office will not

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

mail copies to you. You may also view and download the Notice and Stipulation and exhibits thereto at https://investors.caredx.com/investor-relations.
58.If you have any questions about matters in this Notice you may contact:
Correy A. Suk
Levi & Korsinsky, LLP
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com

Erica L. Stone
The Rosen Law Firm, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Email: estone@rosenlegal.com

Melissa A. Fortunato
Bragar Eagel & Squire, P.C.
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Email: fortunato@bespc.com

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.
Dated: December 18, 2025

BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT